Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2019 (Unaudited)

U.S. TREASURY NOTES - 95.8%
Principal		Coupon Rate	Maturity Date	Value
88,000,000	(a)	1.500%	10/31/2019	$87,957,760
61,000,000	(a)	1.250%	01/31/2020	60,866,563
49,500,000	(a)	1.500%	04/15/2020	49,404,287
75,500,000	(a)	2.000%	07/31/2020	75,585,527
21,500,000		1.625%	11/30/2020	21,458,848
7,500,000		2.250%	02/15/2021	7,549,951
		Total U.S. Treasury Notes
		(Cost $301,718,114)		302,822,936

SHORT-TERM INVESTMENTS - 2.3%
Number of Shares		Description		Value
7,164,850		U.S. Bank Money Market Deposit Account		7,164,850
		Total Short-Term Investments
		(Cost $7,164,850)		7,164,850

		Total Investments - 98.1%
		(Cost $308,882,964) (b)		309,987,786

		Other Assets in Excess of Liabilities - 1.9%		6,018,113

		TOTAL NET ASSETS - 100.0%		$316,005,899

(a) A portion of this security is held in a wholly-owned and controlled subisdiary organized as a Delaware Limited Liability Company and consolidated for financial reporting purposes.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $308,882,964 and differs from market value by net unrealized appreciation of securities as follows:
			Unrealized Appreciation:	$1,104,822
			Unrealized Depreciation:	-
			Net Unrealized Appreciation:	$1,104,822

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2019 (Unaudited) (Continued)

FUTURES CONTRACTS (c)
Number of Contracts	Description	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciaion)
Short Futures Contracts
1,167	Australian 10-Year Treasury Bond Future	Dec-19	$116,062,226	$(656,507)
352	Brazilian Real Future	Nov-19	8,463,840	(75,075)
162	Canadian Dollar Future	Dec-19	12,252,060	34,861
69	Czech Koruna Future	Dec-19	6,889,080	(57,151)
156	Euro FX Future	Dec-19	21,376,875	269,181
365	Euro-Bund Future	Dec-19	69,322,430	526,427
24	Euro-Schatz Future	Dec-19	2,938,429	(2,514)
64	FTSE 100 Index Future	Dec-19	5,810,134	(64,667)
4	Hungarian Forint Future	Dec-19	397,920.00	124.00
175	Indian Rupee Future	Oct-19	4,922,400	(11,094)
294	Japanese Yen Future	Dec-19	34,170,150	153,573
829	Long Gilt Future	Dec-19	136,829,696	(543,581)
1,009	New Zealand Dollar Future	Dec-19	63,304,660	1,582,825
364	OMXS30 Index Future	Oct-19	6,092,828	2,284
37	S&P 500 Index Future	Dec-19	27,551,125	279,812
127	S&P/Toronto Stock Exchange 60 Index Future	Dec-19	19,097,211	8,864
405	South Korean Won Future	Oct-19	8,453,363	32,149
174	Swedish Krona Future	Dec-19	35,530,800	626,200
79	Swiss Franc Future	Dec-19	9,955,975	68,137
73	Swiss Market Index Future	Dec-19	7,353,760	(59,744)
112	Tokyo Price Index Future	Dec-19	16,449,110	(566,988)
10	U.S. 2-Year Treasury Note Future	Dec-19	2,155,000	(2,891)
				1,544,225

Number of Contracts	Description	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciaion)
Long Futures Contracts
171	Amsterdam Exchanges Index Future	Oct-19	$21,625,917	$266,526
2,647	Australian Dollar Future	Dec-19	179,148,960	(2,983,747)
594	British Pound Future	Dec-19	45,782,550	(277,575)
217	CAC 40 10 Euro Future	Oct-19	13,424,875	175,726
51	Canadian 10-Year Government Bond Future	Dec-19	5,489,376	(4,940)
238	FTSE/MIB Index Future	Dec-19	28,620,598	394,180
67	German Stock Index Future	Dec-19	22,658,425	107,367
8	Hang Seng Index Future	Oct-19	1,329,063	(11,840)
232	IBEX 35 Index Future	Oct-19	23,346,158	595,560
5	Japanese 10-Year Government Bond Future	Dec-19	7,168,555	(10,271)
502	Mexican Peso Future	Dec-19	12,565,060	(82,249)
100	Norwegian Krone Future	Dec-19	22,012,000	(315,000)
49	Polish Zloty Future	Dec-19	6,117,650	(111,825)
149	Russian Ruble Future	Dec-19	5,684,350	55,286
132	Singapore Dollar Future	Oct-19	3,301,074	9,789
38	South African Rand Future	Dec-19	3,838,263	99,076
207	SPI 200 Index Future	Dec-19	23,339,352	76,843
1,173	U.S. 10-Year Treasury Note Future	Dec-19	152,856,563	(1,012,332)
				(3,029,426)

		Net Unrealized Depreciation on Futures Contracts		$(1,485,201)

(c) Futures contracts are held in a wholly-owned and controlled subisdiary organized as a Delaware Limited Liability Company and consolidated for financial reporting purposes.

Consolidation of Subsidiary – The Consolidated Portfolio of Investments of the Equinox IPM Systematic Macro Fund (the “Fund”) includes the holdings of Equinox IPM Systematic Macro LLC (the “Subsidiary”). The Subsidiary is a wholly-owned and controlled Delaware Limited Liability Company.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s policy is to consolidate entities when it is the sole or principal owner of such entity. All inter-fund balances and transactions have been eliminated in consolidation. The net assets of the Subsidiary as of September 30, 2019, were $31,916,423 which represented 10.10% of the Fund’s net assets.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) of the Equinox Funds Trust using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, repayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets(a)	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$-	$302,822,936	$-	$302,822,936
Short-Term Investments	7,164,850	-	-	7,164,850
Total	$7,164,850	$302,822,936	$-	$309,987,786

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts(b)	$1,485,201	$-	$-	$1,485,201
Total	$1,485,201	$-	$-	$1,485,201

(a) See Consolidated Portfolio of Investments for more information related to the Fund’s investments.
(b) Represents net unrealized depreciation of future contracts.